Exhibit 99.1

TE Connectivity Reports Third Quarter 2017 Financial Results

Net sales and earnings per share exceed guidance; company raises full year sales and earnings outlook

SCHAFFHAUSEN, Switzerland — July 26, 2017 — TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal third quarter that ended June 30, 2017.

Third Quarter Highlights

•                  Net sales were $3.4 billion, up 8 percent, as reported and organically, from third quarter of 2016;

•                  Orders, excluding the company’s SubCom business, were $3.3 billion, up 12 percent from the prior year;

•                  Diluted earnings per share from continuing operations were $1.21;

•                  Adjusted earnings per share were $1.24;

•                  Cash flow from continuing operating activities was $524 million, with free cash flow of $408 million, and $324 million returned to shareholders.

Third Quarter Results

For the third quarter, the company reported net sales of $3.4 billion, with growth of 8 percent year-over-year. Diluted earnings per share (EPS) from continuing operations (GAAP EPS) were $1.21 and adjusted EPS were $1.24. Cash flow from continuing operating activities was $524 million, and free cash flow was $408 million. The company returned $324 million to shareholders in the quarter through dividends and share repurchases. Orders for the quarter, excluding the company’s SubCom business, totaled $3.3 billion, up 12 percent from the prior year, with a book-to-bill ratio of 1.06.

“Our teams continued to deliver strong financial performance and growth across all segments and regions, reflecting our strategy to create safer, sustainable, productive and connected solutions for our customers,” said TE Connectivity Chief Executive Officer Terrence Curtin. “This quarter’s results were driven by content growth in Transportation Solutions; strength in our Industrial Solutions segment, particularly in factory automation and medical applications; and strong results in our Communications Solutions segment, especially in areas connected to cloud solutions.

“In connection with these results, we are raising the midpoint of our fiscal 2017 sales and adjusted EPS guidance to $12.9 billion and $4.73 respectively, representing 7 percent organic sales growth and 20 percent adjusted EPS growth versus the prior year,” Curtin added. “This increase in our guidance is due to above market growth in all of our segments and strong execution of our strategy.”

During the third quarter, the company announced a definitive agreement to acquire Hirschmann Car Communication, which focuses on vehicle connectivity technology used in antenna and infotainment systems and acquired MicroGroup, a producer of specialized shafts for medical applications. These acquisitions will enable further content growth in key applications for the automotive and medical markets.

2017 Outlook

For the fiscal fourth quarter of 2017, the company expects net sales of $3.2 billion to $3.3 billion, reflecting an increase of 5 percent on an as reported basis and 4 percent organically, at the midpoint versus the fourth quarter of 2016, excluding the additional week in fiscal year 2016. GAAP EPS are expected to be $1.07 to $1.09, including net restructuring, acquisition-related and other charges of $0.07. TE expects adjusted EPS of $1.14 to $1.16, which includes a $0.09 favorable impact from growth and margin improvements year-over-year, offset by a $0.08 tax rate impact due to an unusually low tax rate in the prior year.

For the full year, the company expects net sales of $12.85 billion to $12.95 billion, reflecting 8 percent growth on an as reported basis and 7 percent organically at the mid-point versus the prior year, excluding the additional week in fiscal year 2016. GAAP EPS are expected to be $4.54 to $4.56, including net restructuring, acquisition-related and other charges of $0.34 and a tax-related benefit of $0.16. TE expects adjusted EPS of $4.72 to $4.74 reflecting 20 percent growth at the mid-point compared to 2016, when excluding the additional week.

Information about TE Connectivity’s use of non-GAAP financial measures is provided below. For reconciliations of these non-GAAP financial measures, see the attached tables.

Conference Call and Webcast

The company will hold a conference call today beginning at 8:30 a.m. ET. The dial-in information is provided here:

•                  At TE Connectivity’s website: http://investors.te.com.

•                  By telephone: For both “listen-only” participants and those participants who wish to take part in the question-and-answer portion of the call, the dial-in number in the United States is (800) 230-1059, and for international callers, the dial-in number is (612) 234-9959.

•                  An audio replay of the conference call will be available beginning at 10:30 a.m. ET on July 26, 2017, and ending at 11:59 p.m. ET on August 2, 2017. The dial-in number for participants in the United States is (800) 475-6701. For participants outside the United States, the dial-in number is (320) 365-3844. The replay access code for all callers is 426345.

About TE Connectivity

TE Connectivity (NYSE: TEL) is a global technology leader with revenues of approximately $13 billion. Our commitment to innovation enables advancements in transportation, industrial applications, medical technology, energy, data communications, and the home. TE’s unmatched breadth of connectivity and sensor solutions, proven in the harshest of environments, helps build a safer, greener, smarter and more connected world. With 75,000 people — including more than 7,000 engineers — working alongside customers in nearly 150 countries, we help ensure that EVERY CONNECTION COUNTS — www.TE.com

Non-GAAP Financial Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding our non-GAAP financial measures:

•                  Organic Net Sales Growth — represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.

•                  Adjusted Operating Income and Adjusted Operating Margin — represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these measures to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans.

•                  Adjusted Other Income, Net — represents net other income (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.

•                  Adjusted Income Tax Expense and Adjusted Effective Tax Rate — represent income tax expense and effective tax rate, respectively (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any.

•                  Adjusted Income from Continuing Operations — represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

•                  Adjusted Earnings Per Share — represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

•                  Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week, and Adjusted Earnings Per Share Excluding the Impact of the Additional Week — represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The impact of the additional week is estimated using an average weekly sales figure for the last month of the fiscal year.

•                  Free Cash Flow (FCF) — is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations.

Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments.

In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

Forward-Looking Statements

This release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation.  More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2016 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

# # #

Contacts:	Media Relations:	Investor Relations:
	B.J. Talley	Sujal Shah
	TE Connectivity	TE Connectivity
	610-893-9553	610-893-9790
	bj.talley@te.com	sujal.shah@te.com

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Nine Months Ended
	June 30,	June 24,	June 30,	June 24,
	2017	2016	2017	2016
	(in millions, except per share data)
Net sales	$3,367	$3,121	$9,657	$8,906
Cost of sales	2,229	2,099	6,346	5,977
Gross margin	1,138	1,022	3,311	2,929
Selling, general, and administrative expenses	412	367	1,196	1,074
Research, development, and engineering expenses	170	161	490	479
Acquisition and integration costs	1	11	5	19
Restructuring and other charges (credits), net	19	31	125	(28)
Operating income	536	452	1,495	1,385
Interest income	3	2	14	12
Interest expense	(32)	(31)	(95)	(93)
Other expense, net	(4)	(651)	(6)	(631)
Income (loss) from continuing operations before income taxes	503	(228)	1,408	673
Income tax (expense) benefit	(71)	1,019	(164)	831
Income from continuing operations	432	791	1,244	1,504
Income from discontinued operations, net of income taxes	3	48	5	68
Net income	$435	$839	$1,249	$1,572

Basic earnings per share:
Income from continuing operations	$1.22	$2.22	$3.50	$4.08
Income from discontinued operations	0.01	0.13	0.01	0.18
Net income	1.23	2.35	3.52	4.26

Diluted earnings per share:
Income from continuing operations	$1.21	$2.19	$3.47	$4.03
Income from discontinued operations	0.01	0.13	0.01	0.18
Net income	1.22	2.32	3.48	4.21

Dividends paid per common share	$0.40	$0.37	$1.14	$1.03

Weighted-average number of shares outstanding:
Basic	355	357	355	369
Diluted	358	361	359	373

TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	June 30,	September 30,
	2017	2016
	(in millions, except share data)
Assets
Current assets:
Cash and cash equivalents	$755	$647
Accounts receivable, net of allowance for doubtful accounts of $20 and $17, respectively	2,271	2,046
Inventories	1,787	1,596
Prepaid expenses and other current assets	541	486
Total current assets	5,354	4,775
Property, plant, and equipment, net	3,165	3,052
Goodwill	5,516	5,492
Intangible assets, net	1,790	1,879
Deferred income taxes	2,287	2,111
Other assets	408	299
Total Assets	$18,520	$17,608

Liabilities and Shareholders’ Equity
Current liabilities:
Short-term debt	$878	$331
Accounts payable	1,309	1,090
Accrued and other current liabilities	1,623	1,437
Deferred revenue	62	208
Total current liabilities	3,872	3,066
Long-term debt	3,113	3,739
Long-term pension and postretirement liabilities	1,494	1,502
Deferred income taxes	197	207
Income taxes	283	247
Other liabilities	420	362
Total Liabilities	9,379	9,123
Commitments and contingencies
Shareholders’ equity:
Common shares, CHF 0.57 par value, 357,069,981 shares authorized and issued, and 382,835,381 shares authorized and issued, respectively	157	168
Contributed surplus	—	1,801
Accumulated earnings	9,747	8,682
Treasury shares, at cost, 3,380,507 and 27,554,005 shares, respectively	(257)	(1,624)
Accumulated other comprehensive loss	(506)	(542)
Total Shareholders’ Equity	9,141	8,485
Total Liabilities and Shareholders’ Equity	$18,520	$17,608

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Nine Months Ended
	June 30,	June 24,	June 30,	June 24,
	2017	2016	2017	2016
	(in millions)
Cash Flows From Operating Activities:
Net income	$435	$839	$1,249	$1,572
Income from discontinued operations, net of income taxes	(3)	(48)	(5)	(68)
Income from continuing operations	432	791	1,244	1,504
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	157	148	469	438
Deferred income taxes	(28)	214	(146)	162
Provision for losses on accounts receivable and inventories	6	4	15	27
Tax sharing expense	5	651	6	632
Share-based compensation expense	26	23	73	66
(Gain) loss on divestiture	—	3	—	(143)
Other	6	22	17	84
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	(45)	6	(260)	15
Inventories	(126)	59	(195)	(2)
Prepaid expenses and other current assets	(38)	—	(6)	302
Accounts payable	69	12	217	(4)
Accrued and other current liabilities	43	70	56	(68)
Deferred revenue	(67)	48	(150)	(22)
Income taxes	21	(1,339)	54	(1,735)
Other	63	3	55	6
Net cash provided by continuing operating activities	524	715	1,449	1,262
Net cash provided by (used in) discontinued operating activities	(1)	3	(1)	1
Net cash provided by operating activities	523	718	1,448	1,263
Cash Flows From Investing Activities:
Capital expenditures	(163)	(150)	(452)	(420)
Proceeds from sale of property, plant, and equipment	4	2	12	3
Acquisition of businesses, net of cash acquired	(77)	(988)	(77)	(994)
Proceeds from divestiture of business, net of cash retained by sold business	4	65	4	326
Other	(9)	(1)	(25)	28
Net cash used in investing activities	(241)	(1,072)	(538)	(1,057)
Cash Flows From Financing Activities:
Net increase (decrease) in commercial paper	—	150	(162)	300
Proceeds from issuance of debt	—	—	89	350
Repayment of debt	—	—	—	(500)
Proceeds from exercise of share options	22	16	86	77
Repurchase of common shares	(178)	(134)	(376)	(2,657)
Payment of common share dividends to shareholders	(142)	(132)	(405)	(377)
Other	(2)	3	(24)	(29)
Net cash used in continuing financing activities	(300)	(97)	(792)	(2,836)
Net cash provided by (used in) discontinued financing activities	1	(3)	1	(1)
Net cash used in financing activities	(299)	(100)	(791)	(2,837)
Effect of currency translation on cash	(1)	(2)	(11)	(4)
Net increase (decrease) in cash and cash equivalents	(18)	(456)	108	(2,635)
Cash and cash equivalents at beginning of period	773	1,150	647	3,329
Cash and cash equivalents at end of period	$755	$694	$755	$694

Supplemental Cash Flow Information:
Interest paid	$40	$40	$106	$102
Income taxes paid, net of refunds	79	107	256	742

TE CONNECTIVITY LTD.

RECONCILIATION OF FREE CASH FLOW (UNAUDITED)

	For the Quarters Ended		For the Nine Months Ended
	June 30,	June 24,	June 30,	June 24,
	2017	2016	2017	2016
	(in millions)
Net cash provided by continuing operating activities	$524	$715	$1,449	$1,262
Excluding:
Payments (receipts) related to pre-separation U.S. tax matters, net	(15)	5	(23)	145
Payments related to income taxes on the sale of the Broadband Network Solutions business	—	17	—	26
Cash paid pursuant to collateral requirements related to cross currency swaps	58	—	19	19
Capital expenditures, net	(159)	(148)	(440)	(417)
Free cash flow (1)	$408	$589	$1,005	$1,035

(1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended		For the Nine Months Ended
	June 30,	June 24,	June 30,	June 24,
	2017	2016	2017	2016
	($ in millions)
	Net Sales	Net Sales	Net Sales	Net Sales

Transportation Solutions	$1,765	$1,652	$5,195	$4,767
Industrial Solutions	905	849	2,553	2,296
Communications Solutions	697	620	1,909	1,843
Total	$3,367	$3,121	$9,657	$8,906

	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income	Margin	Income	Margin	Income	Margin	Income	Margin
Transportation Solutions	$328	18.6%	$297	18.0%	$971	18.7%	$847	17.8%
Industrial Solutions	98	10.8	95	11.2	251	9.8	224	9.8
Communications Solutions	110	15.8	60	9.7	273	14.3	314	17.0
Total	$536	15.9%	$452	14.5%	$1,495	15.5%	$1,385	15.6%

	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted
	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)
Transportation Solutions	$332	18.8%	$320	19.4%	$1,033	19.9%	$905	19.0%
Industrial Solutions	115	12.7	112	13.2	313	12.3	274	11.9
Communications Solutions	112	16.1	69	11.1	284	14.9	206	11.2
Total	$559	16.6%	$501	16.1%	$1,630	16.9%	$1,385	15.6%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (UNAUDITED)

	Change in Net Sales for the Quarter Ended June 30, 2017
	versus Net Sales for the Quarter Ended June 24, 2016
	Net		Organic Net
	Sales Growth		Sales Growth (1)		Translation (2)	Acquisitions
	($ in millions)
Transportation Solutions (3):
Automotive	$49	3.9%	$70	5.6%	$(21)	$—
Commercial transportation	45	20.7	50	23.1	(5)	—
Sensors	19	10.0	14	7.2	(4)	9
Total	113	6.8	134	8.1	(30)	9
Industrial Solutions (3):
Industrial equipment	61	15.4	40	10.2	(7)	28
Aerospace, defense, oil, and gas	(5)	(1.8)	(2)	(0.6)	(3)	—
Energy	—	—	4	1.7	(4)	—
Total	56	6.6	42	4.9	(14)	28
Communications Solutions (3):
Data and devices	10	4.3	14	5.8	(4)	—
Subsea communications	48	21.5	48	21.5	—	—
Appliances	19	11.7	22	13.6	(3)	—
Total	77	12.4	84	13.5	(7)	—
Total	$246	7.9%	$260	8.3%	$(51)	$37

	Change in Net Sales for the Nine Months Ended June 30, 2017
	versus Net Sales for the Nine Months Ended June 24, 2016
	Net		Organic Net			Acquisitions
	Sales Growth		Sales Growth (1)		Translation (2)	(Divestiture)
	($ in millions)
Transportation Solutions (3):
Automotive	$277	7.7%	$326	9.1%	$(49)	$—
Commercial transportation	113	18.5	123	20.1	(10)	—
Sensors	38	6.8	18	3.2	(10)	30
Total	428	9.0	467	9.8	(69)	30
Industrial Solutions (3):
Industrial equipment	265	26.7	56	5.7	(17)	226
Aerospace, defense, oil, and gas	(10)	(1.2)	(1)	(0.1)	(10)	1
Energy	2	0.4	9	1.8	(7)	—
Total	257	11.2	64	2.8	(34)	227
Communications Solutions (3):
Data and devices	(49)	(6.5)	34	4.1	(13)	(70)
Subsea communications	60	9.3	60	9.3	—	—
Appliances	55	12.5	63	14.0	(8)	—
Total	66	3.6	157	8.5	(21)	(70)
Total	$751	8.4%	$688	7.7%	$(124)	$187

(1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 30, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$328	$1	$3	$—	$332
Industrial Solutions	98	3	14	—	115
Communications Solutions	110	—	2	—	112
Total	$536	$4	$19	$—	$559

Operating Margin	15.9%				16.6%

Other Income (Expense), Net	$(4)	$—	$—	$7	$3

Income Tax Expense	$(71)	$(1)	$(3)	$(14)	$(89)

Effective Tax Rate	14.1%				16.7%

Income from Continuing Operations	$432	$3	$16	$(7)	$444

Diluted Earnings per Share from Continuing Operations	$1.21	$0.01	$0.04	$(0.02)	$1.24

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 24, 2016

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)(2)	Charges, Net (2)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$297	$2	$21	$—	$320
Industrial Solutions	95	16	1	—	112
Communications Solutions	60	—	9	—	69
Total	$452	$18	$31	$—	$501

Operating Margin	14.5%				16.1%

Other Expense, Net	$(651)	$—	$—	$650	$(1)

Income Tax (Expense) Benefit	$1,019	$(3)	$(10)	$(1,086)	$(80)

Effective Tax Rate	446.9%				17.0%

Income from Continuing Operations	$791	$15	$21	$(436)	$391

Diluted Earnings per Share from Continuing Operations	$2.19	$0.04	$0.06	$(1.21)	$1.08

(1) Includes $11 million of acquisition and integration costs and $7 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Nine Months Ended June 30, 2017

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$971	$2	$60	$—	$1,033
Industrial Solutions	251	8	54	—	313
Communications Solutions	273	—	11	—	284
Total	$1,495	$10	$125	$—	$1,630

Operating Margin	15.5%				16.9%

Other Income (Expense), Net	$(6)	$—	$—	$7	$1

Income Tax Expense	$(164)	$(2)	$(33)	$(66)	$(265)

Effective Tax Rate	11.6%				17.1%

Income from Continuing Operations	$1,244	$8	$92	$(59)	$1,285

Diluted Earnings per Share from Continuing Operations	$3.47	$0.02	$0.26	$(0.16)	$3.58

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. Also includes income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Nine Months Ended June 24, 2016

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Tax	Adjusted
	U.S. GAAP	Charges (1)(2)	(Credits), Net (2)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$847	$6	$52	$—	$905
Industrial Solutions	224	22	28	—	274
Communications Solutions	314	—	(108)	—	206
Total	$1,385	$28	$(28)	$—	$1,385

Operating Margin	15.6%				15.6%

Other Income (Expense), Net	$(631)	$—	$—	$650	$19

Income Tax (Expense) Benefit	$831	$(6)	$13	$(1,111)	$(273)

Effective Tax Rate	(123.5)%				20.6%

Income from Continuing Operations	$1,504	$22	$(15)	$(461)	$1,050

Diluted Earnings per Share from
Continuing Operations	$4.03	$0.06	$(0.04)	$(1.24)	$2.82

(1) Includes $19 million of acquisition and integration costs and $9 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended September 30, 2016

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Adjusted
	U.S. GAAP	Charges (1)	(Credits), Net (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$344	$3	$(6)	$341
Industrial Solutions	119	1	3	123
Communications Solutions	54	—	33	87
Total	$517	$4	$30	$551

Operating Margin	15.5%			16.5%

Other Expense, Net	$(1)	$—	$—	$(1)

Income Tax Expense	$(52)	$(1)	$(15)	$(68)

Effective Tax Rate	10.6%			13.0%

Income from Continuing Operations	$437	$3	$15	$455

Diluted Earnings per Share from Continuing Operations	$1.22	$0.01	$0.04	$1.27

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 30, 2016

(UNAUDITED)

		Adjustments
			Restructuring
		Acquisition	and Other
		Related	Charges	Tax	Adjusted
	U.S. GAAP	Charges (1)(2)	(Credits), Net (2)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$1,191	$9	$46	$—	$1,246
Industrial Solutions	343	23	31	—	397
Communications Solutions	368	—	(75)	—	293
Total	$1,902	$32	$2	$—	$1,936

Operating Margin	15.5%				15.8%

Other Income (Expense), Net	$(632)	$—	$—	$650	$18

Income Tax (Expense) Benefit	$779	$(7)	$(2)	$(1,111)	$(341)

Effective Tax Rate	(67.0)%				18.5%

Income from Continuing Operations	$1,941	$25	$—	$(461)	$1,505

Diluted Earnings per Share from Continuing Operations	$5.26	$0.07	$—	$(1.25)	$4.08

(1) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

IMPACT OF ADDITIONAL WEEK (UNAUDITED)

For the Quarter Ended September 30, 2016

	For the Quarter Ended September 30, 2016				Change in Net Sales for the Quarter Ended September 30, 2016 versus Net Sales for the Quarter Ended September 25, 2015			Change in Organic Net Sales for the Quarter Ended September 30, 2016 versus Organic Net Sales for the Quarter Ended September 25, 2015 (2)
				For the
		Adjustment		Quarter Ended		Adjustment			Adjustment
	14 Weeks	Impact of	13 Weeks	September 25,	14 Weeks	Impact of	13 Weeks	14 Weeks	Impact of	13 Weeks
	U.S. GAAP	14th Week	(Non-GAAP) (1)(2)	2015	U.S. GAAP	14th Week	(Non-GAAP) (1)(2)	(Non-GAAP) (2)	14th Week	(Non-GAAP) (1)(2)
	($ in millions)
Net Sales:
Transportation Solutions
Automotive	$1,311	$(102)	$1,209	$1,128	16.2%	(9.0)%	7.2%	15.3%	(9.0)%	6.3%
Commercial Transportation	215	(15)	200	190	13.2	(7.9)	5.3	12.1	(7.9)	4.2
Sensors	210	(13)	197	190	10.5	(6.8)	3.7	4.2	(6.5)	(2.3)
Total	1,736	(130)	1,606	1,508	15.1	(8.6)	6.5	13.4	(8.5)	4.9
Industrial Solutions
Industrial Equipment	427	(32)	395	343	24.5	(9.3)	15.2	0.7	(7.8)	(7.1)
Aerospace, Defense, Oil, and Gas	299	(20)	279	276	8.3	(7.2)	1.1	8.0	(7.1)	0.9
Energy	193	(13)	180	173	11.6	(7.6)	4.0	13.4	(7.6)	5.8
Total	919	(65)	854	792	16.0	(8.2)	7.8	6.0	(7.5)	(1.5)
Communications Solutions
Data and Devices	262	(21)	241	323	(18.9)	(6.5)	(25.4)	(5.8)	(7.5)	(13.3)
Subsea Communications	239	(11)	228	202	18.3	(5.4)	12.9	18.3	(5.2)	13.1
Appliances	176	(11)	165	159	10.7	(6.9)	3.8	10.4	(7.4)	3.0
Total	677	(43)	634	684	(1.0)	(6.3)	(7.3)	5.9	(6.8)	(0.9)
Total	$3,332	$(238)	$3,094	$2,984	11.7%	(8.0)%	3.7%	9.8%	(7.9)%	1.9%

		Adjustments			Adjustment
		Acquisition	Restructuring
		Related	and Other	14 Weeks	Impact of	13 Weeks
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (2)	14th Week	(Non-GAAP) (1)(2)
	($ in millions, except per share data)

Operating Income	$517	$4	$30	$551	$(55)	$496

Operating Margin	15.5%			16.5%		16.0%

Diluted Earnings per Share from Continuing Operations	$1.22	$0.01	$0.04	$1.27	$(0.13)	$1.14

(1) Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

(2) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

IMPACT OF ADDITIONAL WEEK (UNAUDITED)

For the Year Ended September 30, 2016

	Fiscal 2016				Change in Net Sales for Fiscal 2016 versus Net Sales for Fiscal 2015			Change in Organic Net Sales for Fiscal 2016 versus Organic Net Sales for Fiscal 2015 (2)
		Adjustment				Adjustment			Adjustment
	53 Weeks	Impact of	52 Weeks		53 Weeks	Impact of	52 Weeks	53 Weeks	Impact of	52 Weeks
	U.S. GAAP	53rd Week	(Non-GAAP) (1)(2)	Fiscal 2015	U.S. GAAP	53rd Week	(Non-GAAP) (1)(2)	(Non-GAAP) (2)	53rd Week	(Non-GAAP) (1)(2)
	($ in millions)
Net Sales:
Transportation Solutions
Automotive	$4,912	$(102)	$4,810	$4,780	2.8%	(2.2)%	0.6%	5.6%	(2.2)%	3.4%
Commercial transportation	825	(15)	810	820	0.6	(1.8)	(1.2)	2.6	(1.8)	0.8
Sensors	766	(13)	753	751	2.0	(1.7)	0.3	3.1	(1.7)	1.4
Total	6,503	(130)	6,373	6,351	2.4	(2.1)	0.3	4.9	(2.1)	2.8
Industrial Solutions
Industrial equipment	1,419	(32)	1,387	1,323	7.3	(2.5)	4.8	(5.2)	(2.1)	(7.3)
Aerospace, defense, oil, and gas	1,100	(20)	1,080	1,151	(4.4)	(1.8)	(6.2)	(3.8)	(1.7)	(5.5)
Energy	696	(13)	683	705	(1.3)	(1.8)	(3.1)	3.6	(1.9)	1.7
Total	3,215	(65)	3,150	3,179	1.1	(2.0)	(0.9)	(2.8)	(1.9)	(4.7)
Communications Solutions
Data and devices	1,020	(21)	999	1,357	(24.8)	(1.6)	(26.4)	(17.8)	(1.7)	(19.5)
Subsea communications	885	(11)	874	709	24.8	(1.5)	23.3	24.8	(1.3)	23.5
Appliances	615	(11)	604	637	(3.5)	(1.7)	(5.2)	(1.8)	(1.9)	(3.7)
Total	2,520	(43)	2,477	2,703	(6.8)	(1.6)	(8.4)	(1.6)	(1.7)	(3.3)
Total	$12,238	$(238)	$12,000	$12,233	—%	(1.9)%	(1.9)%	1.5%	(2.0)%	(0.5)%

		Adjustments				Adjustment
		Acquisition	Restructuring
		Related	and Other		53 Weeks	Impact of	52 Weeks
	U.S. GAAP	Charges (3)	Charges, Net	Tax Items (4)	(Non-GAAP) (2)	53rd Week	(Non-GAAP) (1)(2)
	($ in millions, except per share data)

Operating Income	$1,902	$32	$2	$—	$1,936	$(55)	$1,881

Operating Margin	15.5%				15.8%		15.7%

Diluted Earnings per Share from Continuing Operations	$5.26	$0.07	$—	$(1.25)	$4.08	$(0.13)	$3.95

(1) Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

(2) See description of non-GAAP financial measures.

(3) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

TE CONNECTIVITY LTD.

RECONCILIATION OF FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES

TO FORWARD-LOOKING GAAP FINANCIAL MEASURES

As of July 26, 2017

(UNAUDITED)

	Outlook for
	Quarter Ending
	September 29,	Outlook for
	2017	Fiscal 2017
Diluted earnings per share from continuing operations (GAAP)	$1.07 - $1.09	$4.54 - 4.56
Restructuring and other charges, net	0.06	0.31
Acquisition related charges	0.01	0.03
Tax items	—	(0.16)
Adjusted diluted earnings per share from continuing operations (non-GAAP) (1)	$1.14 - 1.16	$4.72 - 4.74

Net sales growth (GAAP)	(5) - (1)%	5 - 6%
Impact of additional week in fiscal 2016	8	2
Net sales growth excluding the impact of the additional week in fiscal 2016 (non-GAAP) (1)	3 - 7%	7 - 8%
Translation	—	1
(Acquisitions) divestitures, net	(1)	(2)
Organic net sales growth excluding the impact of the additional week in fiscal 2016 (non-GAAP) (1)	2 - 6%	6 - 7%

Effective tax rate (GAAP)	18.5%	13.8%
Effective tax rate adjustments(2)	0.5	4.2
Adjusted effective tax rate (non-GAAP) (1)	19.0%	18.0%

(1) See description of non-GAAP financial measures.

(2) Includes adjustments for special tax items and the tax effect of acquisition related charges and restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.